Exhibit 10.3

Foxtel Management Pty Limited Each person named in Schedule 1 Commonwealth Bank of Australia
Deed of Amendment (Multi-Option Facility Agreement)

The Allens contact for this document is Alan Maxton
Allens Deutsche Bank Place Corner Hunter and Phillip Streets Sydney NSW 2000 T +61 2 9230 4000 F +61 2 9230 5333 www.allens.com.au © Allens, Australia 2023

Deed of Amendment (Multi-Option Facility Agreement)

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Deed of Amendment (Multi-Option Facility Agreement)

This Deed is made on 14 August 2023
Parties
1	Foxtel Management Pty Limited (ABN 65 068 671 938) of 5 Thomas Holt Drive, North Ryde, NSW, 2113 in its own capacity (Foxtel);
2	Each person named in Schedule 1 (each an Original Borrower); and
3	Commonwealth Bank of Australia (ABN 48 123 123 124) of Darling Park, Tower 1, Level 21, 201 Sussex Street, Sydney NSW 2000 (the Lender).
Recitals
A	The Original Borrowers and the Lender are party to a multi-option facility agreement dated 30 June 2017 (as amended from time to time) (the Multi-Option Facility Agreement).
B	The parties wish to amend the Multi-Option Facility Agreement in the manner, and subject to the terms and conditions, set out in this Deed.
It is agreed as follows.
1Definitions and Interpretation
1.1Definitions
Definitions in the Amended MOFA (including by incorporation) apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed and the following definitions apply unless the context requires otherwise.
Amended CTDP has the meaning given to that term in the Deed of Amendment (CTDP).
Amended MOFA means the Multi-Option Facility Agreement as amended in the manner set out in clause 2.
CTDP means the Common Terms Deed Poll dated 10 April 2012 (as amended from time to time) between, amongst others, Foxtel and each party listed in Schedule 1 to that document.
Deed of Amendment (CTDP) means the Deed of Amendment (Common Terms Deed Poll) dated on or about the date of this Deed between Foxtel and others.
Effective Date means the later of the date of this Deed and the date on which the Lender confirms receipt of the documents and payment referred to in clause 3 in form and substance satisfactory to it.
1.2Interpretation
Clauses 1.3 (Currency symbols and definitions), 1.4 (Common Terms Deed Poll) and 1.5 (Multiple parties) of the Amended MOFA apply as if incorporated in this Deed.
2Amendment of MOFA
With effect from the Effective Date, the Multi-Option Facility Agreement is amended as follows:
(a)the following definitions are included in Part B General Terms in alphabetical order:
"Deed of Amendment (MOFA 2023) means the Deed of Amendment dated on or about 11 August 2023 between, among others, the Original Borrowers and the Original Lender.

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Deed of Amendment (Multi-Option Facility Agreement)

Effective Date (2023) has the meaning given to that term in the Deed of Amendment (MOFA 2023)."
(b)the definition of Margin in Part B General Terms is deleted and replaced with the following:
"Margin
(a)    Subject to paragraph (b), the Margin for a Loan will be determined by reference to the table below based on the Net Debt to EBITDA Ratio of the NXEA Consolidated Group as shown in the most recent Compliance Certificate delivered under clause 5.1 (Provision of information and reports) of the Common Terms Deed Poll as at the most recent Calculation Date.

Net Debt to EBITDA	Margin
above 3.0	3.60%
above 2.5 but ≤ 3.0	3.10%
above 2.0 but ≤ 2.5	2.85%
above 1.5 but ≤ 2.0	2.60%
≤1.5	2.35%
Any Margin adjustment will take effect on the first day of the next Interest Period for a Loan.
(b)    Notwithstanding any other provision of this document, the applicable Margin for all Loans outstanding on the Effective Date (2023) in relation to the period on and from the Effective Date (2023) to the last day of the Interest Period during which a Compliance Certificate is given for the 30 September 2023 Calculation Date under clause 5.1 (Provision of information and reports) of the Common Terms Deed Poll will be 2.85% p.a."
(c)the definition of Termination Date in Part B General Conditions is deleted and replaced with the following:
"Termination Date means, for a Facility, 1 August 2026 or any earlier date on which the Facility is terminated or cancelled in accordance with this document or on which all the Money Owing becomes due and payable under this document."
3Conditions Precedent
Foxtel will arrange for:
(a)the Lender to be provided with copies of the following documents:
(i)(Deed of Amendment) a duly executed counterpart of this Deed;
(ii)(Lawyers' Opinions) a legal opinion of Allens, Australian legal advisers to the Original Borrowers, in respect of this Deed; and
(iii)(Effective Date) evidence that the Effective Date (as defined in the Deed of Amendment (CTDP)) has occurred; and
(b)the payment of a fee of A$240,000 to the Lender.

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Deed of Amendment (Multi-Option Facility Agreement)

4Finance Document
This Deed is a MOF Finance Document for the purposes of the Amended MOFA and a Finance Document for the purposes of the Amended CTDP.
5Amendments not to effect validity, rights, obligations
(a)The amendments in clause 2 do not affect the validity or enforceability of the Multi-Option Facility Agreement and except as specifically amended by this Deed, the provisions of the Multi-Option Facility Agreement remain in full force and effect.
(b)Nothing in this Deed:
(i)prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Multi-Option Facility Agreement before the amendments in clause 2 take effect; or
(ii)discharges, releases or otherwise affects any liability or obligation arising under the Multi-Option Facility Agreement before the amendments in clause 2 take effect.
6Affirmation
(a)Each Original Borrower represents and warrants on the date of this Deed that all its repeating representations and warranties in clause 4.1 (Representations and warranties) of the Amended CTDP are true as though they had been made on that date in respect of the facts and circumstances then subsisting.
(b)Each Original Borrower represents and warrants on the date of this Deed that no Event of Default or Potential Event of Default (each as defined in the Amended CTDP) subsists.
(c)Each Original Borrower acknowledges that the Lender is relying on this Deed (and on the representations and warranties in this clause 6) in continuing to provide financial accommodation to each Original Borrower and in consenting to the amendments in clause 2.
7Severability of Provisions
Any provision of this Deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.
8Governing Law and Jurisdiction
This Deed is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.
9Counterparts
This Deed may be executed in any number of counterparts, each executed by one or more parties. A party may do this by executing and electronically transmitting a copy to one or more others or their representative.

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Deed of Amendment (Multi-Option Facility Agreement)

Schedule 1
Original Borrowers

Name	ABN/ACN/ARBN	Address and Notice details
Foxtel Management Pty Limited	65 068 671 938	Address:	5 Thomas Holt Drive, North Ryde NSW 2113
		Attention:	Chief Operating Officer
		Facsimile:	(02) 9813 7606
Austar Entertainment Pty Limited	068 104 530	As above
Austar United Communications Pty Limited	087 695 707	As above
Customer Services Pty Limited	069 272 117	As above
Fox Sports Australia Pty Limited	065 445 418	Address:	Level 5, 2 Holt Street, Surry Hills NSW 2010
		Attention:	Company Secretary
		Facsimile:	(02) 9288 4851
Foxtel Finance Pty Limited	151 691 897	Address:	5 Thomas Holt Drive, North Ryde NSW 2113
		Attention:	Chief Operating Officer
		Facsimile:	(02) 9813 7606
Foxtel Australia Pty Limited	151 691 753	As above
Multi Channel Network Pty Ltd	077 436 974	As above
Streamotion Pty Ltd	072 725 289	As above
XYZnetworks Pty Limited	066 812 119	As above

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Executed and delivered as a Deed.
Each attorney executing this Deed states that he has no notice of revocation or suspension of his power of attorney.
Original Borrowers

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Foxtel Management Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Austar Entertainment Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Austar United Communications Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

[Foxtel – Signature page to the Deed of Amendment (MOFA)]

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Customer Services Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Fox Sports Australia Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Foxtel Finance Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Foxtel Australia Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name
[Foxtel – Signature page to the Deed of Amendment (MOFA)]

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Multi Channel Network Pty Ltd:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Streamotion Pty Ltd:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

Executed as a deed in accordance with section 127 of the Corporations Act 2001 by XYZnetworks Pty Limited:
/s/ Patrick Delany	/s/ Lynette Ireland
Director Signature	~~Director~~/Secretary Signature
Patrick Delany	Lynette Ireland
Print Name	Print Name

[Foxtel – Signature page to the Deed of Amendment (MOFA)]

Lender

Signed Sealed and Delivered for Commonwealth Bank of Australia by its attorney under power of attorney in the presence of:
/s/ Kieran Holden	/s/ Tim Bates
Witness Signature	Attorney Signature
Kieran Holden	Tim Bates
Print Name	Print Name
The witness named above observed the signatory sign this document in real time

[Foxtel – Signature page to the Deed of Amendment (MOFA)]